UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

September 25, 2009

Date of Report (Date of earliest event reported)

FCStone Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33363	42-1091210
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1251 NW Briarcliff Parkway, Suite 800, Kansas City, Missouri 64116

(Address of principal executive offices) (Zip Code)

(800) 255- 6381

Registrant’s telephone number, including area code

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On September 25, 2009, FCStone Group, Inc., a Delaware corporation (the “Company”), issued a press release announcing that its stockholders voted to approve the Agreement and Plan of Merger, dated as of July 1, 2009, by and among the Company, International Assets Holding Corporation, a Delaware corporation, and International Assets Acquisition Corp., a Delaware corporation (the “Agreement and Plan of Merger”), at a special meeting of the Company’s stockholders. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference. The Agreement and Plan of Merger was originally filed by the Company as Exhibit 2.1 to its Current Report on Form 8-K filed July 2, 2009.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description of Exhibit
99.1	Press Release, dated September 25, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FCSTONE GROUP, INC.
Dated: September 25, 2009
	By:	/s/ Paul G. Anderson
Paul G. Anderson
Chief Executive Officer